UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023

Cyteir Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40499	45-5429901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Ave, Building B, Suite 450
Lexington, Massachusetts		02421
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-4140

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CYT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 12, 2023, Cyteir Therapeutics, Inc. (the “Company”) issued a press release announcing the Company’s ongoing results from a dose expansion cohort in its Phase 1 combination study of CYT-0851 with capecitabine in patients with platinum refractory or resistant ovarian cancer in a late-breaker poster titled “Phase 1 Dose Expansion Results of CYT-0851, a Monocarboxylate Transporter (MCT) Inhibitor, in Combination with Capecitabine in Platinum-Resistant Ovarian Cancer” (Poster: LB_A13) at the 2023 AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics meeting in Boston, Massachusetts.

A copy of the press release we issued on October 12, 2023 announcing the Company's ongoing results is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed complete liquidation and dissolution of the Company, Cyteir filed a preliminary proxy statement regarding the proposed dissolution with the U.S. Securities and Exchange Commission (the “SEC”) on October 2, 2023 and intends to file a definitive proxy statement. This Current Report on Form 8-K does not constitute a solicitation of any vote or approval. Cyteir may also file other documents with the SEC regarding the proposed dissolution. This document is not a substitute for the definitive proxy statement or any other document that may be filed by Cyteir with the SEC.

BEFORE MAKING ANY VOTING DECISION, CYTEIR’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY CYTEIR WITH THE SEC IN CONNECTION WITH THE PROPOSED DISSOLUTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED DISSOLUTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED DISSOLUTION.

Any vote in respect of resolutions to be proposed at a Cyteir stockholder meeting to approve the proposed dissolution or related matters, or other responses in relation to the proposed dissolution, should be made only on the basis of the information contained in Cyteir’s definitive proxy statement. Stockholders may obtain a free copy of the definitive proxy statement and other documents Cyteir files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Cyteir makes available free of charge on its investor relations website at investors.cyteir.com copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

Cyteir and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Cyteir’s stockholders in connection with the proposed dissolution. Security holders may obtain information regarding the names, affiliations and interests of Cyteir’s directors and executive officers in Cyteir’s Proxy Statement on Schedule 14A, which was filed with the SEC on April 27, 2023. To the extent the holdings of Cyteir’s securities by Cyteir’s directors and executive officers have changed since the amounts set forth in Cyteir’s Proxy Statement on Schedule 14A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from Cyteir’s stockholders in connection with the proposed dissolution, which may, in some cases, be different than those of Cyteir’s stockholders generally, by reading the definitive proxy statement and other materials that may be filed with the SEC in connection with the proposed dissolution when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Cyteir’s website at investors.cyteir.com.

Forward-Looking Statements

This press release contains “forward-looking statements” about the development and potential sale of CYT-0851. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “project,” “seek,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to: that Cyteir’s clinical trials may fail to demonstrate adequately the safety and efficacy of CYT-0851; that preclinical testing of CYT-0851 may not be predictive of the results or success of clinical trials; that the clinical development of CYT-0851 may be delayed or otherwise take longer and/or cost more than planned; that

Cyteir may be unable to initiate, enroll or complete clinical development of CYT-0851; that the continuing global outbreak of COVID-19 (including any resurgences or variants) may result in development or manufacturing delays, supply shortages, or shortages of qualified healthcare personnel; that synthetic lethality, as an emerging class of precision medicine targets, could result in negative perceptions of the efficacy, safety or tolerability of this class of targets, which could adversely affect our ability to conduct our business, advance our drug candidates or obtain regulatory approvals; the timing and outcome, if any, of a sale process of CYT-0851; and that Cyteir’s compounds may not receive regulatory approvals or become commercially successful products. These and other risks and uncertainties are identified under the heading “Risk Factors” in Cyteir’s most recent Annual Report on Form 10-K and other filings Cyteir has made and may make with the Securities and Exchange Commission ("SEC") in the future, available on the SEC's website at www.sec.gov.

The forward-looking statements contained in this press release are based on management's current views, plans, estimates, assumptions, and projections with respect to future events, and Cyteir does not undertake and specifically disclaims any obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Cyteir Therapeutics, Inc. on October 12, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTEIR THERAPEUTICS, INC.

Date:	October 12, 2023	By:	/s/ David Gaiero
Name: David Gaiero Title: Chief Financial Officer and Treasurer

Exhibit 99.1

Ongoing Results from A Dose Expansion Cohort of CYT-0851 in Combination with Capecitabine in Advanced Platinum-Resistant Ovarian Cancer Show Promising Clinical Activity and Generally Well Tolerated Safety Profile

- CYT-0851 demonstrated activity in combination with capecitabine in heavily pretreated platinum-refractory or -resistant ovarian cancer patients with a generally well tolerated safety profile

- Overall disease control rate was 91% in the capecitabine combination with a median progression-free survival of 170 days

LEXINGTON, MA— October 12, 2023 — Cyteir Therapeutics, Inc. (“Cyteir”) (Nasdaq: CYT) today presented ongoing results from a dose expansion cohort in its Phase 1 combination study of CYT-0851 with capecitabine in patients with platinum-refractory or -resistant ovarian cancer in a late-breaker poster titled “Phase 1 Dose Expansion Results of CYT-0851, a Monocarboxylate Transporter (MCT) Inhibitor, in Combination with Capecitabine in Platinum-Resistant Ovarian Cancer” (Poster: LB_A13) at the 2023 AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics meeting in Boston, Massachusetts.

“The results from the expansion cohort support the initial findings in our Phase 1 dose escalation study of CYT-0851 in combination with capecitabine in ovarian cancer,” said Markus Renschler, MD, President and Chief Executive Officer of Cyteir, “confirming a high level of tumor control with an all-oral outpatient regimen that was generally well tolerated.”

Phase 1 Study Objectives

The primary objective of the expansion cohort of the ongoing Phase 1 combination study is to determine in advanced platinum-resistant ovarian cancer patients the safety and tolerability of the CYT-0851 plus capecitabine combination. Other secondary objectives included the determination of pharmacokinetic parameters and to characterize the preliminary anti-tumor activity. The poster presents ongoing results for eleven evaluable patients with platinum-refractory or -resistant ovarian cancer treated in this expansion cohort.

Phase 1 Study Ongoing Findings

As of the September 26, 2023 data cutoff, 11 patients with advanced ovarian cancer were treated and evaluable in the capecitabine cohort. Patients were heavily pretreated, with a median of six prior treatment regimens; four patients were platinum-refractory, and seven patients were platinum-resistant. Ten patients were treated with CYT-0851 at the recommended Phase 2 dose of 400 mg daily, and one patient was treated with CYT-0851 at 300 mg daily.

Two patients had a confirmed partial response by RECIST and one additional patient achieved an unconfirmed partial response. Seven patients had stable disease and one patient had progressive disease. The disease control rate was 91% and median progression-free survival was 170 days.

To date, CYT-0851 has exhibited a generally well tolerated safety profile with no unanticipated toxicities observed at clinically active doses. The median treatment compliance was 99%. There were no treatment discontinuations or dose reductions for treatment related adverse events. All treatment related adverse events were mild (Grade 1-2). The most common adverse events were fatigue (46%) and decreased appetite, diarrhea, nausea, palmar-plantar erythrodysesthesia syndrome and vomiting (18%).

About Cyteir Therapeutics, Inc.

Cyteir is a clinical-stage oncology company that is focused on the development of CYT-0851, an oral investigational drug that inhibits monocarboxylate transporters. Inhibiting MCT function in glycolytic cancer cells leads to an accumulation of intracellular lactate that impairs glycolysis and inhibits tumor cell growth, making MCTs an attractive target for cancer therapy. Cyteir’s current priority in CYT-0851 development is in combination with capecitabine and gemcitabine in a Phase 1/2 clinical study, including patients with advanced ovarian cancer. Cyteir has engaged Locust Walk to represent Cyteir in a potential sale of CYT-0851.

Additional Information and Where to Find It

In connection with the proposed complete liquidation and dissolution of the Company, Cyteir filed a preliminary proxy statement regarding the proposed dissolution with the U.S. Securities and Exchange Commission (the “SEC”) on October 2, 2023 and intends to file a definitive proxy statement. This Current Report on Form 8-K does not constitute a solicitation of any vote or approval. Cyteir may also file other documents with the SEC regarding the proposed dissolution. This document is not a substitute for the definitive proxy statement or any other document that may be filed by Cyteir with the SEC.

BEFORE MAKING ANY VOTING DECISION, CYTEIR’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY CYTEIR WITH THE SEC IN CONNECTION WITH THE PROPOSED DISSOLUTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED DISSOLUTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED DISSOLUTION.

Any vote in respect of resolutions to be proposed at a Cyteir stockholder meeting to approve the proposed dissolution or related matters, or other responses in relation to the proposed dissolution, should be made only on the basis of the information contained in Cyteir’s definitive proxy statement. Stockholders may obtain a free copy of the definitive proxy statement and other documents Cyteir files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Cyteir makes available free of charge on its investor relations website at investors.cyteir.com copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

Cyteir and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Cyteir’s stockholders in connection with the proposed dissolution. Security holders may obtain information regarding the names, affiliations and interests of Cyteir’s directors and executive officers in Cyteir’s Proxy Statement on Schedule 14A, which was filed with the SEC on April 27, 2023. To the extent the holdings of Cyteir’s securities by Cyteir’s directors and executive officers have changed since the amounts set forth in Cyteir’s Proxy Statement on Schedule 14A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from Cyteir’s stockholders in connection with the proposed dissolution, which may, in some cases, be different than those of Cyteir’s stockholders generally, by reading the definitive proxy statement and other materials that may be filed with the SEC in connection with the proposed dissolution when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Cyteir’s website at investors.cyteir.com.

Forward-Looking Statements

This press release contains “forward-looking statements” about the development and potential sale of CYT-0851. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “project,” “seek,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to: that Cyteir’s clinical trials may fail to demonstrate adequately the safety and efficacy of CYT-0851; that preclinical testing of CYT-0851 may not be predictive of the results or success of clinical trials; that the clinical development of CYT-0851 may be delayed or otherwise take longer and/or cost more than planned; that Cyteir may be unable to initiate, enroll or complete clinical development of CYT-0851; that the continuing global outbreak of COVID-19 (including any resurgences or variants) may result in development or manufacturing delays, supply shortages, or shortages of qualified healthcare personnel; that synthetic lethality, as an emerging class of precision medicine targets, could result in negative perceptions of the efficacy, safety or tolerability of this class of targets, which could adversely affect our ability to conduct our business, advance our drug candidates or obtain regulatory approvals; the timing and outcome, if any, of a sale process of CYT-0851; and that Cyteir’s compounds may not receive regulatory approvals or become commercially successful products. These and other risks and uncertainties are identified under the heading “Risk Factors” in Cyteir’s most recent Annual Report on Form 10-K and other filings Cyteir has made and may make with the Securities and Exchange Commission ("SEC") in the future, available on the SEC's website at www.sec.gov.

The forward-looking statements contained in this press release are based on management's current views, plans, estimates, assumptions, and projections with respect to future events, and Cyteir does not undertake and specifically disclaims any obligation to update any forward-looking statements.

CONTACT:

Cyteir Investor Relations

857-285-4140

ir@cyteir.com